                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of the earliest event reported)   December 29, 1998
                                                       -----------------------


                        SYKES ENTERPRISES, INCORPORATED
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Florida
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-28274                                    56-1383460
---------------------------------       -------------------------------------
   (Commission File Number)                (IRS Employer Identification No.)


 100 North Tampa Street, Suite 3900
            Tampa, Florida                                33602-5089
---------------------------------       --------------------------------------
  (Address of Principal Executive Offices)                (Zip Code)


                                 (813) 274-1000
-----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits

          (a)  Financial Statements of the Business Acquired:


               June 30, 1998 Audited Financial Statements of Oracle Service Networks Corporation are attached hereto.

          (b)  Pro Forma Financial Information:

               December 31, 1997 and September 30, 1998 Pro Forma Consolidated Financial Statements (Unaudited) of Sykes Enterprises, Incorporated are attached hereto.




                                   Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Sykes Enterprises, Incorporated

           Date:    March 10, 1999        By:  /s/  Scott J. Bendert
                                               ---------------------------------
                                               Scott J. Bendert
                                               Senior Vice President-Finance
                                               Treasurer and
                                               Chief Financial Officer

                        Sykes Enterprises, Incorporated
                         Index to Financial Statements


          June 30, 1998 Audited Financial Statements of Oracle Service Networks Corporation

                  Auditors' Report
                  Consolidated Balance Sheet
                  Consolidated Statements of Income and Retained Earnings Consolidated Statement of Changes in Financial Position Notes to Consolidated Financial Statements


          December 31, 1997 and September 30, 1998 Pro Forma Consolidated Financial Statements (Unaudited) of Sykes Enterprises, Incorporated

                  Pro Forma Consolidated Balance Sheet
                  Pro Forma Consolidated Income Statement
                  Notes to Pro Forma Consolidated Financial Statements

                      ORACLE SERVICE NETWORKS CORPORATION







                                                        CONSOLIDATED
                                                        FINANCIAL STATEMENTS
                                                        June 30, 1998



[PRICEWATERHOUSECOOPERS LETTERHEAD]

JULY 31, 1998




AUDITORS' REPORT




TO THE SHAREHOLDERS OF
ORACLE SERVICE NETWORKS CORPORATION


We have audited the consolidated balance sheet of Oracle Service Networks Corporation as at June 30, 1998 and the consolidated statements of income and retained earnings and changes in financial position for the year then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at June 30, 1998 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.





/s/ PricewaterhouseCoopers
---------------------------------
CHARTERED ACCOUNTANTS

ORACLE SERVICE NETWORKS CORPORATION


CONSOLIDATED BALANCE SHEET



                                                                              JUNE 30
                                                                        1998              1997
                                                                    ---------------------------

ASSETS

Cash and term deposits                                              $ 8,629,485     $ 5,008,559
Trade accounts receivable                                             8,497,323       5,715,865
Service materials                                                       337,994         293,858
Prepaid expenses                                                        323,686         199,127
Income taxes recoverable (Note 8)                                     4,306,000       4,306,000

Due from associated companies (Note 2)                                1,103,592       2,513,661

Capital assets, net (Note 3)                                          9,572,970       7,884,929

Investment, at cost                                                          --          70,680

Deferred income taxes                                                   353,175              --

Goodwill, net of amortization of $2,359,736 (1997 - $1,838,744)       2,850,166       3,371,158
                                                                    ---------------------------
                                                                    $35,974,391     $29,363,837
                                                                    ===========================

ORACLE SERVICE NETWORKS CORPORATION


CONSOLIDATED BALANCE SHEET...CONTINUED



                                                                                         JUNE 30
                                                                                  1998              1997
                                                                             --------------------------------
LIABILITIES

Accounts payable and accrued liabilities                                     $    4,795,929    $    3,740,322
Income taxes payable                                                                605,085           878,955
Obligations under capital leases (Note 7)                                           946,489           388,889
Deferred taxes payable                                                                   --           103,125

Mortgages payable (Note 4)                                                        3,396,097         4,166,882

Convertible debenture (Note 5)                                                           --         2,000,000

Unearned membership fees (Note 6)                                                19,722,700        14,579,898
                                                                             --------------------------------
                                                                                 29,466,300        25,858,071
SHAREHOLDERS' EQUITY

STATED CAPITAL
AUTHORIZED
    Unlimited common shares
ISSUED
    114,942 common shares (1997 - 100,000)                                            1,467             1,276
    Contributed surplus (Note 5)                                                  1,999,809                --
RETAINED EARNINGS                                                                 4,506,815         3,504,490
                                                                             --------------------------------
                                                                                  6,508,091         3,505,766
                                                                             --------------------------------
                                                                             $   35,974,391    $   29,363,837
                                                                             ================================





Contingencies and commitments (Notes 4, 5, 6, 7, 9, 10)

Approved by the Board                      Director                    Director
                      --------------------          -----------------

ORACLE SERVICE NETWORKS CORPORATION


CONSOLIDATED STATEMENTS OF INCOME
AND RETAINED EARNINGS



                                                                                   YEAR ENDED JUNE 30
                                                                                  1998              1997
                                                                             --------------------------------
REVENUE                                                                      $   43,039,659    $   40,424,716

EXPENSES
    Fulfilment, selling and overhead expenses                                    35,287,370        33,433,726
    Interest expense                                                                403,264           378,455
    Goodwill amortization                                                           520,992           260,496
    Depreciation                                                                  1,116,483           855,915
    Profit sharing                                                                  514,332           575,106
                                                                             --------------------------------
                                                                                 37,842,441        35,503,698
                                                                             --------------------------------
Income before undernoted items                                                    5,197,218         4,921,018

Other income                                                                        453,063           342,888

Management fees (Note 2)                                                          1,531,930         1,033,194
                                                                             --------------------------------
Income before undernoted items                                                    4,118,351         4,230,712

PROVISION FOR (REDUCTION IN) INCOME TAXES
    Current                                                                       2,570,000         2,192,060
    Deferred                                                                       (456,300)         (358,000)
                                                                             --------------------------------
                                                                                  2,113,700         1,834,060
                                                                             --------------------------------
NET INCOME FOR THE YEAR                                                           2,004,651         2,396,652

RETAINED EARNINGS (DEFICIT), BEGINNING OF YEAR                                    3,504,490          (640,162)

PRIOR PERIOD ADJUSTMENT (NOTE 8)                                                         --         1,748,000

DIVIDENDS PAID                                                                   (1,002,326)               --
                                                                             --------------------------------
RETAINED EARNINGS, END OF YEAR                                               $    4,506,815    $    3,504,490
                                                                             ================================


ORACLE SERVICE NETWORKS CORPORATION


CONSOLIDATED STATEMENT OF CHANGES IN
FINANCIAL POSITION




                                                                                     YEAR ENDED JUNE 30
                                                                                  1998              1997
                                                                             --------------------------------
CASH PROVIDED FROM (USED IN)
OPERATIONS
    Net income for the year                                                  $    2,004,651    $    2,396,652
    Add (deduct): Non-cash items
       Depreciation                                                               1,116,483           855,915
       Goodwill amortization                                                        520,992           260,496
       Deferred income tax provision                                               (456,300)         (358,000)
                                                                             --------------------------------
                                                                                  3,185,826         3,155,063
    Cash resulting from reduction (increase) in
       Trade accounts receivable                                                 (2,781,458)       (2,212,251)
       Prepaid expenses                                                            (124,559)          175,437
       Service materials                                                            (44,136)           (8,039)
       Accounts payable and accrued liabilities                                   1,134,037           701,403
       Income taxes payable                                                        (273,870)         (104,716)
       Deferred income taxes                                                             --            26,000
       Unearned membership fees                                                   5,142,802         1,525,206
                                                                             --------------------------------
    Total cash provided from operations                                           3,052,816         3,258,103

FINANCING
    Decrease in due from affiliated companies                                     1,331,638           132,884
    Increase (decrease) in capital lease obligations                                557,600           (87,547)
    Convertible debentures                                                       (2,000,000)        2,000,000
    Common shares issued                                                          2,000,000                --
    Repayment of mortgages payable                                                 (770,785)         (683,757)
    Investment                                                                           --           (70,680)
    Dividends paid                                                               (1,002,326)               --
                                                                             --------------------------------
                                                                                    116,127         1,290,900
                                                                             --------------------------------
INVESTING
    Capital asset additions                                                      (2,804,523)       (1,305,356)
    Investment write-off                                                             70,680                --
                                                                             --------------------------------
                                                                                 (2,733,843)       (1,305,356)
                                                                             --------------------------------
INCREASE IN CASH FOR THE YEAR                                                     3,620,926         3,243,647

CASH AND TERM DEPOSITS AT BEGINNING OF YEAR                                       5,008,559         1,764,912
                                                                             --------------------------------
CASH AND TERM DEPOSITS AT END OF YEAR                                        $    8,629,485    $    5,008,559
                                                                             ================================


ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1998


1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION
       The consolidated financial statements include the operations of Oracle Service Networks Corporation (the "Company") and its wholly-owned subsidiaries, 248 Pall Mall (London) Inc., Station Park Fitness Club Inc., Health Information Company of Canada Inc., 1145575 Ontario Ltd. and NAL Path Inc. (collectively "the companies").

       UNEARNED MEMBERSHIP FEES
       Membership and other fees, net of acquisition costs (including commission and other promotional costs) are taken into income over the term of the membership.

       THIRD PARTY PRODUCTS
       Revenues and related fulfillment costs and commissions for third party products are fully recognized at the time of sale.

       SERVICE MATERIALS
       Service materials are valued at the lower of cost and replacement cost.

       CAPITAL ASSETS AND DEPRECIATION
       Capital assets are stated at cost and depreciation is provided over the estimated useful lives of the assets as follows:

       Building                                      4% declining balance
       Furniture, fixtures and equipment             10 year straight-line
       Paving                                        10 year straight-line

       Computer systems and software are depreciated on the straight-line method over the expected useful life of the assets which range from three years to five years.

       Leasehold improvements are amortized on the straight-line method over the term of the lease.

       LEASES
       Leases that transfer substantially all of the benefits and risks incidental to the ownership of property are capitalized. Other leases are accounted for as operating leases. Assets recorded under capital leases are amortized on a straight-line basis over the expected useful life of the leased asset.

       GOODWILL
       Goodwill is stated at cost less accumulated amortization. Management determines whether there is a permanent impairment in the value of the unamortized portion of goodwill on an annual basis. Revisions to the remaining life are performed when changes in circumstances or economic events affect the recorded goodwill balance. Five and one half years remain unamortized.

ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1998



       INCOME TAXES
       The companies follow the deferral method of income tax allocation. Deferred taxes arise due to timing differences in the claiming of certain items for accounting and tax purposes, principally unearned membership revenues, commission expenses and depreciation.

       The effective tax rate on reported earnings may differ from the statutory tax rate due to certain revenues and expenses which are permanently non taxable.

ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...CONTINUED
JUNE 30, 1998



2      DUE FROM ASSOCIATED COMPANIES

                                                                                         JUNE 30
                                                                                  1998              1997

                                                                             --------------------------------
       Stilco Investments Limited                                            $      892,521    $    1,252,280
       Slemko Investment Corporation                                                211,071           600,000
       Chelsey Corporation Ltd.                                                          --           661,381
                                                                             --------------------------------
                                                                             $    1,103,592    $    2,513,661
                                                                             ================================


       The amount due from Chelsey Corporation Ltd. ("Chelsey"), an associated company, consists of the following related party transactions:


                                                                                         JUNE 30
                                                                                  1998              1997
                                                                             --------------------------------

       Opening balance                                                       $      661,381    $    2,646,545
       Advances                                                                          --            67,080
       Repayments                                                                  (661,381)         (226,575)
       Transfers to associated companies                                                 --        (1,852,280)
       Rent                                                                              --            26,611
                                                                             --------------------------------
                                                                             $           --    $      661,381
                                                                             ================================


       During the year, management fees of $1,531,930 (1997 - $1,033,194) were paid to Chelsey.

ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ...CONTINUED
JUNE 30, 1998


3      CAPITAL ASSETS

                                                          JUNE 30, 1998                        JUNE 30, 1997
                                        ---------------------------------------------------------------------
                                                           ACCUMULATED
                                                          DEPRECIATION         NET BOOK          NET BOOK
                                            COST        AND AMORTIZATION         VALUE             VALUE
                                        ---------------------------------------------------------------------
       Land                             $    1,110,787    $           --     $    1,110,787    $    1,110,787
       Building                              4,450,975           766,127          3,684,848         3,838,383
       Paving                                   69,239            34,165             35,074            41,998
       Furniture, fixtures and
          equipment                          2,718,249           733,597          1,984,652         1,164,887
       Computer systems                      1,389,954           779,877            610,077           351,607
       Leasehold improvements                1,679,850           522,619          1,157,231           949,709
       Equipment under
          capital lease                      2,954,416         1,964,115            990,301           427,558
                                        ---------------------------------------------------------------------
                                        $   14,373,470    $    4,800,500     $    9,572,970    $    7,884,929
                                        =====================================================================


4      MORTGAGES PAYABLE

                                                                                          JUNE 30,
                                                                                  1998              1997
                                                                             --------------------------------

       First mortgage, bearing interest at 7.875% compounded semi-
          monthly payments of $34,844, maturing June 1, 1999                 $    3,396,097    $    3,544,752

       Second mortgage, bearing interest at 9.25% compounded
          semi-annually, monthly payments of $12,709, matured
          June 1, 1998                                                                   --           622,130
                                                                             --------------------------------
                                                                             $    3,396,097    $    4,166,882
                                                                             ================================



ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...CONTINUED
JUNE 30, 1998


       Annual principal payments are as follows:

        1999                                                                                   $    3,396,097
        2000 and thereafter                                                                                --
                                                                                               --------------
                                                                                               $    3,396,097
                                                                                               ==============


       The following has been provided as security for the long-term obligations:

       (a) fixed charge against land and building of the borrower, 248 Pall Mall (London) Inc.

       (b) general assignment of rents.

       (c) joint and several personal guarantees.

       Letters of guarantee, as required by corporate service agreements, totalling $750,000.

5      CONVERTIBLE DEBENTURE

       On March 31, 1998, Hambro Insurance Services Group PLC ("Hambro") exercised the conversion option on a $2 million convertible debenture to receive 13% of the outstanding common shares of Oracle. The debenture bore interest at the rate of 6% per annum and was payable quarterly subject to the following:

       14,942 common shares were issued for a value of $191 with the balance of $1,999,809 charged to contributed surplus.

ORACLE SERVICE NETWORKS CORPORATION


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...CONTINUED
JUNE 30, 1998


6      UNEARNED MEMBERSHIP FEES

                                                                                         JUNE 30
                                                                                  1998              1997
                                                                             --------------------------------
       Deferred membership revenue                                           $   24,904,275    $   19,479,178
       Less: Related commission and other direct costs                            5,181,575         4,899,280
                                                                             --------------------------------
       Unearned membership fees                                              $   19,722,700    $   14,579,898
                                                                             ================================


       The balance of unearned membership and other fees of $19,722,700 as at June 30, 1998 will be taken into income in fiscal 1999 and 2000 based on the terms of individual memberships.

7      LEASE OBLIGATIONS

       CAPITAL LEASE OBLIGATIONS

       1999                                                                                    $      528,256
       2000                                                                                           363,651
       2001                                                                                           131,690
                                                                                                -------------
                                                                                                    1,023,597
       Less: Amounts representing interest at various interest rates                                   77,108
                                                                                               --------------
       Total obligations under capital leases                                                  $      946,489
                                                                                               ==============


       OPERATING LEASE COMMITMENTS
       The Company has entered into various operating lease contracts. The annual obligation under these leases is estimated as follows:

        1999                                                                                   $      423,487
        2000                                                                                          136,705
        2001                                                                                            6,031

8      INCOME TAXES

       Revenue Canada, Taxation and the Ontario Ministry of Revenue have reassessed the Company's prior years' income tax returns from 1991 to 1994 (Revenue Canada) and 1984 to 1992 (Ontario) for which the company had filed notices of objection. During the current year, a settlement was reached with Revenue Canada and the Ontario Ministry of Revenue. As a result, the Company will recover $4,306,000 of the tax payments and interest for the periods described above.

       A prior period adjustment to retained earnings of $1,748,000 has been recorded reflecting the recovery and a $2,558,000 credit to deferred taxes payable associated with the settlement of deferred commissions and purchased deferred commissions.

       The company is currently subject to an Ontario tax audit. The outcome of this audit is not determinable at this time.

       A subsidiary company has available tax losses of $152,400 as at June 30, 1998. The potential tax benefit associated with these losses has been recognized for accounting purposes.

9      CONTINGENCIES

       LEGAL MATTERS
       The Company is party to a number of legal claims arising in the normal course of business. No provision has been made in these financial statements relating to these matters. The Company does not believe the claims have merit and is actively defending its position.

       UNCERTAINTY DUE TO THE YEAR 2000 ISSUE
       The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

10     MANAGEMENT AGREEMENT

       The company has entered into a management contract effective May 1, 1997 with Hambro Insurance Services PLC and Chelsey Corporation Ltd. whereby a monthly management fee of $11,003 and $106,000 is payable respectively.

11        SUBSEQUENT EVENT

          Subsequent to year end, the Company purchased specified assets of Lawline (Canada) Incorporated for total consideration of $325,000 plus a royalty up to a maximum of $475,000.

12        FINANCIAL STATEMENT PRESENTATION

          Certain comparative figures have been reclassified to conform with financial statement presentation adopted in the current year.

                        Sykes Enterprises, Incorporated


                  Pro Forma Consolidated Financial Statements
                                  (Unaudited)

                        SYKES ENTERPRISES, INCORPORATED
                      Pro Forma Consolidated Balance Sheet
                         December 31, 1997 (Unaudited)



                                                           As Reported                                               As Restated
                                                           Dec 31,1997       Oracle        TAS III      Adjustments  Dec 31,1997
                                                           -------------     -----------  ----------    ---------    -------------
ASSETS
Current assets
 Cash and cash equivalents................................ $  70,523,067      $ 3,459,761    $1,325,677  $      --   $ 75,308,505
 Receivables...............................................   68,520,471       10,180,014       487,310         --     79,187,795
 Prepaid expenses and other current assets.................   11,377,920           78,341.  ..  642,157         --     12,098,418
                                                           -------------      -----------    ----------  ---------   ------------
  Total current assets.....................................  150,421,458       13,718,116     2,455,144         --    166,594,718

Property and equipment, net................................   71,282,183        6,124,595     2,059,512         --     79,466,290
Marketable securities......................................    7,800,002               --            --         --      7,800,002
Investment in joint venture................................    2,285,142               --            --         --      2,285,142
Deferred charges and other assets..........................    9,874,680        2,175,908            --         --     12,050,588
                                                           -------------      -----------    ----------  ---------   ------------
                                                           $ 241,663,465      $22,018,619    $4,514,656  $      --   $268,196,740
                                                           =============      ===========    ==========  =========   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
 Current installments of long-term debt................... $   2,989,271      $ 1,508,122      $     --  $      --     $4,497,393
 Accounts
payable.................................................      19,905,671          302,460       287,660         --     20,495,791
Income tax payable.......................................      2,725,177          324,959       301,860         --      3,351,996
 Accrued employee compensation and benefits..............     10,035,233          227,149       416,179         --     10,678,561
 Other accrued expenses and current liabilities..........      6,449,650        2,346,069     2,114,686         --     10,910,405
                                                           -------------      -----------    ----------  ---------   ------------

  Total current liabilities..............................     42,105,002        4,708,759     3,120,385         --     49,934,146

Long-term debt...........................................     33,312,597        2,677,138            --         --     35,989,735
Deferred income taxes.....................................     4,374,963               --            --         --      4,374,963
Deferred grants...........................................    14,083,691               --            --         --     14,083,691
Other long-term liabilities..............................             --       11,253,984             1         --     11,253,985
                                                           -------------      -----------    ----------  ---------   ------------
  Total liabilities......................................     93,876,253       18,639,881     3,120,386         --    115,636,520
                                                            -------------     -----------    ----------  ---------   ------------

Commitments and contingencies (Notes 8 and 12)


Shareholders' equity
 Preferred stock, $0.01 par value, 10,000,000 shares
  authorized; no shares issued and outstanding..........              --               --            --         --             --
 Common stock, $.01 par value; 200,000,000
shares authorized;

  41,119,626 and 41,451,905 issued and oustanding.......         390,576              907        32,850     (13,137)      411,196
 Additional paid-in capital.............................     133,579,200               --            --      13,137   133,592,337
 Retained earnings......................................      17,106,620        3,434,680     1,610,052         --     22,151,352
 Unrealized loss on securites, net of taxes.............        (734,518)              --            --         --       (734,518)
 Accumulated foreign currency translation adjustment....      (2,554,666)         (56,849)     (248,632)        --     (2,860,147)
                                                           -------------      -----------    ----------  ----------  ------------

  Total shareholders' equity............................     147,787,212        3,378,738     1,394,270         --    152,560,220
                                                           -------------      -----------    ----------  ----------  ------------

                                                           $ 241,663,465      $22,018,619    $4,514,656  $      --   $268,196,740
                                                           =============      ===========    ==========  ==========  ============

                        SYKES ENTERPRISES, INCORPORATED
                  Pro Forma Consolidated Statements of Income
                          Year Ended December 31, 1997
                                  (Unaudited)


                                                  As Reported                                                         As Restated
                                                   Year Ended                                                         Year Ended
                                                  Dec 31,1997         Oracle          TAS III       Adjustments       Dec 31,1997
                                                 -------------      -----------     -----------     ------------     ------------
Revenues....................................     $ 313,184,554      $30,072,175     $ 8,336,381          $ --        $351,593,110

Operating expenses
 Direct salaries and related costs..........       195,449,373       20,104,579       4,030,598            --         219,584,550
 General and administrative.................        87,727,877        6,833,121       2,655,638            --          97,216,636
 Impairment of long-lived assets............        10,400,000               --              --            --          10,400,000
                                                 --------------------------------------------------------------------------------
  Total operating expenses..................       293,577,250       26,937,700       6,686,236            --         327,201,186
                                                 --------------------------------------------------------------------------------

Income from operations......................        19,607,304        3,134,475       1,650,145            --          24,391,924
Other income (expense)
 Interest, net..............................           766,637         (276,944)         29,275            --             518,968
 Loss from joint venture....................        (2,828,000)              --              --            --          (2,828,000)
 Write-down of marketable securities
 Other......................................          (922,735)          86,936        (434,651)           --          (1,270,450)
                                                 --------------------------------------------------------------------------------
  Total other income (expense)..............        (2,984,098)        (190,008)       (405,376)           --          (3,579,482)
                                                 --------------------------------------------------------------------------------

Income before income taxes..................        16,623,206        2,944,467       1,244,769            --          20,812,442
Provision for income taxes
 Current....................................        10,863,000        1,385,539         919,457            --          13,167,996
 Deferred...................................            13,000               --              --            --              13,000
                                                 --------------------------------------------------------------------------------
  Total provision for income taxes..........        10,876,000        1,385,539         919,457            --          13,180,996
                                                 --------------------------------------------------------------------------------

Net income..................................         5,747,206        1,558,928         325,312            --           7,631,446
Preferred stock dividends...................                --               --              --            --                  --
                                                 --------------------------------------------------------------------------------
Net income applicable to
 common shareholders........................     $   5,747,206      $ 1,558,928       $ 325,312          $ --        $  7,631,446
                                                 ================================================================================




Basic net income per share                       $        0.15                                                       $       0.19
                                                 =============                                                       ============

Diluted net income per share                     $        0.14                                                       $       0.18
                                                 =============                                                       ============

Shares outstanding
 Basic......................................        38,982,002                                                         41,044,002
 Diluted....................................        40,253,046                                                         42,315,046


                        SYKES ENTERPRISES, INCORPORATED
                  Pro Forma Consolidated Statements of Income
                          Year Ended December 31, 1996
                                  (Unaudited)


                                                       As Reported                                                    As Restated
                                                       Year Ended                                                     Year Ended
                                                       Dec 31,1996        Oracle          TAS III      Adjustments    Dec 31,1996
                                                      -------------     ----------      -----------    -----------   ------------
Revenues........................................      $218,995,751      $22,642,021      $ 7,061,657    $    --      $248,699,429

Operating expenses
 Direct salaries and related costs..............       134,235,748       15,464,649        2,512,161         --       152,212,558
 General and administrative.....................        67,823,910        4,803,160        2,248,558          -        74,875,628
                                                      ----------------------------------------------------------------------------
  Total operating expenses......................       202,059,658       20,267,809        4,760,719         --       227,088,186
                                                      ----------------------------------------------------------------------------

Income from operations..........................        16,936,093        2,374,212        2,300,938         --        21,611,243
Other income (expense)
 Interest, net..................................          (596,828)         111,404           54,707         --          (430,717)
 Other..........................................           455,215               --            3,493         --           458,708
                                                      ----------------------------------------------------------------------------
  Total other income (expense)..................          (141,613)         111,404           58,200         --            27,991
                                                      ----------------------------------------------------------------------------

Income before income taxes......................        16,794,480        2,485,616        2,359,138         --        21,639,234
Provision for income taxes
 Current........................................         6,437,122        2,774,159          690,231         --         9,901,512
 Deferred.......................................           (14,185)              --               --         --           (14,185)
                                                      ----------------------------------------------------------------------------
  Total provision for income taxes..............         6,422,937        2,774,159          690,231         --         9,887,327
                                                       ----------------------------------------------------------------------------

Net income......................................        10,371,543         (288,543)       1,668,907         --        11,751,907
Preferred stock dividends.......................           (47,343)              --               --         --           (47,343)
                                                      ----------------------------------------------------------------------------
Net income applicable to
 common shareholders............................      $ 10,324,200        $(288,543)     $ 1,668,907    $    --      $ 11,704,564
                                                      ===========================================================================



Pro forma income data (unaudited)
Income before income taxes......................      $ 16,794,480                                                   $ 21,639,234
Pro forma provision for income taxes
 relating to S corporation......................            67,000                                                         67,000
Actual provision for income taxes...............         6,422,937                                                      9,887,327
                                                      ------------                                                   ------------
  Total provision and pro forma
   provision for income taxes...................         6,489,937                                                      9,954,327
                                                      ------------                                                   ------------
Pro forma net income............................        10,304,543                                                     11,684,907
Preferred stock dividends.......................           (47,343)                                                       (47,343)
                                                      ------------
------------------
Pro forma net income
 applicable to common shareholders..............        10,257,200                                                   $ 11,637,564
                                                      ============                                                   ============


Pro forma basic net income per share                        $ 0.30                                                         $ 0.32
                                                      ============                                                   ============

Pro forma diluted net income per share                      $ 0.29                                                         $ 0.31
                                                      ============                                                   ============

Shares outstanding
 Basic...........................................       34,411,266                                                     36,473,266
 Diluted.........................................       35,954,323                                                     38,016,323






                        Sykes Enterprises, Incorporated

              Notes to Pro Forma Consolidated Financial Statements
                            SYKES ENTERPRISES, INCORPORATED
                          Pro Forma Consolidated Balance Sheet
                             September 30, 1998 (Unaudited)


                                                          As Reported                                                   As Restated
                                                          Sept 30,1998      Oracle         TAS III        Adjustments   Sept 30,1998
                                                         -------------    ----------     ------------     -----------  -------------
ASSETS
Current assets
 Cash and cash equivalents.............................  $.21,151,355    $ 9,818,450     $ 2,980,551       $     --    $ 33,950,356
 Restricted cash.......................................    10,704,871             --              --             --      10,704,871
 Receivables...........................................   109,269,666      6,097,305       1,156,334             --     116,523,305
 Prepaid expenses and other current assets.............    17,672,663        467,101        .584,855             --      18,724,619
                                                         ------------    -----------     -----------       --------    ------------
  Total current assets.................................   158,798,555     16,382,856       4,721,740             --     179,903,151

Property and equipment, net............................    85,458,587      6,248,223       2,610,565             --      94,317,375
Marketable securities..................................       600,158             --              --             --         600,158
Goodwill ..............................................    55,930,437      1,965,631              --             --      57,896,068
Deferred charges and other assets......................    13,641,979             --              --             --      13,641,979
                                                         ------------    -----------     -----------       --------    ------------
                                                         $314,429,716    $24,596,710     $ 7,332,305       $     --    $346,358,731
                                                         ============    ===========     ===========       ========    ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
 Current installments of long-term debt................ $   2,480,879    $    93,422.    $        --       $     --      $2,574,301
 Accounts payable......................................    27,665,594        300,207         318,920             --      28,284,721
 Income tax payable....................................     8,519,402        325,568         127,523             --       8,972,493
 Accrued employee compensation and benefits............    21,462,077        260,375         981,946             --      22,704,398
 Customer deposits.....................................    10,608,169              0               0             --      10,608,169
 Other accrued expenses and current liabilities........    10,183,637      3,249,273       3,829,094             --      17,262,004
                                                         ------------    -----------     -----------       --------    ------------
  Total current liabilities............................    80,919,758      4,228,845       5,257,483             --      90,406,086

Long-term debt.........................................    78,158,376      2,099,773              --             --      80,258,149
Deferred income taxes..................................        34,257             --              --             --          34,257
Deferred grants........................................    13,015,149             --              --             --      13,015,149
Other long-term liabilities............................     2,601,778     14,104,643              --             --      16,706,421
                                                         ------------    -----------     -----------       --------    ------------
  Total liabilities....................................   174,729,318     20,433,261       5,257,483             --     200,420,062
                                                         ------------    -----------     -----------       --------    ------------
Commitments and contingencies (Notes 8 and 12)


Shareholders' equity
 Preferred stock, $0.01 par value, 10,000,000 shares
  authorized; no shares issued and outstanding.........            --             --              --             --              --
 Common stock, $.01 par value; 200,000,000 shares
  authorized; 41,119,626 and 41,451,905 issued and
  oustandING...........................................       393,167          1,040          32,850        (13,137)        413,920
 Additional paid-in capital............................   134,583,670      1,397,667              --         13,137     135,994,474
 Retained earnings.....................................    12,968,220      4,067,501       1,908,026             --      18,943,747
 Unrealized loss on securites, net of taxes............    (6,934,362)            --              --             --      (6,934,362)
 Accumulated foreign currency translation adjustment...    (1,310,297)     1,302,759)        133,946             --      (2,479,110)
                                                         ------------    -----------     -----------       --------    ------------
  Total shareholders' equity...........................   139,700,398      4,163,449       2,074,822             --     145,938,669
                                                         ------------    -----------     -----------       --------    ------------
                                                         $314,429,716    $24,596,710     $ 7,332,305       $     --    $346,358,731
                                                         ============    ===========     ===========       ========    ============



                        SYKES ENTERPRISES, INCORPORATED
                  Pro Forma Consolidated Statements of Income
                                  (Unaudited)

                                                  As Reported                                                         As Restated
                                                 9 Months Ended                                                      9 Months Ended
                                                 Sept 30, 1998      Oracle          TAS III          Adjustments     Sept 30, 1998
                                                 -------------    -----------     -----------        -----------    --------------
Revenues.......................................  $297,720,508     $22,942,767     $ 6,407,228         $    --       $ 327,070,503

Operating expenses
 Direct salaries and related costs.............   184,266,680      14,324,310       4,143,300              --         202,734,290
 General and administrative....................    77,666,223       7,225,145       1,531,842              --          86,423,210
 Acquired in-process research and development..    18,618,907              --              --              --          18,618,907
                                                 --------------------------------------------------------------------------------
  Total operating expenses.....................   280,551,810      21,549,455       5,675,142              --         307,776,407
                                                 --------------------------------------------------------------------------------

Income from operations.........................    17,168,698       1,393,312         732,086              --          19,294,096
Other income (expense)
 Interest, net.................................       (78,221)        (28,457)        (40,670)             --            (147,348)
 Loss from joint venture.......................    (8,097,380)             --              --              --          (8,097,380)
 Write-down of marketable securities...........            --              --              --              --                  --
 Other.........................................       (66,495)             --           6,353              --             (60,142)
                                                 --------------------------------------------------------------------------------
  Total other income (expense).................    (8,242,096)        (28,457)        (34,317)             --          (8,304,870)
                                                 --------------------------------------------------------------------------------

Income before income taxes.....................     8,926,602       1,364,855         697,769              --          10,989,226
Provision for income taxes
 Current.......................................    13,065,000         732,033         399,799              --          14,196,832
 Deferred......................................            --              --              --              --                  --
                                                 --------------------------------------------------------------------------------
  Total provision for income taxes.............    13,065,000         732,033         399,799              --          14,196,832
                                                 --------------------------------------------------------------------------------

Net income.....................................    (4,138,398)        632,822         297,970              --          (3,207,606)
Preferred stock dividends......................            --              --              --              --                  --
                                                 --------------------------------------------------------------------------------
Net income applicable to
 common shareholders...........................  $.(4,138,398)      $ 632,822       $ 297,970         $    --         $(3,207,606)
                                                 ================================================================================




Basic net income per share                       $      (0.11)                                                        $     (0.08)
                                                 ============                                                         ===========

Diluted net income per share                     $      (0.11)                                                        $     (0.08)
                                                 ============                                                         ===========

Shares outstanding
 Basic.......................................      39,154,989                                                          41,216,989
 Diluted......................................     39,154,989                                                          41,216,989



                         SYKES ENTERPRISES INCORPORATED

             Notes to Pro Form a Consolidated Financial Statements
                                  (Unaudited)


1.       Basis of Presentation

         On December 31, 1998, pursuant to a Combination Agreement dated as of December 9, 1998 (the "Agreement"), Sykes Enterprises, Incorporated ("Sykes" or the "Company") acquired all of the issued and outstanding stock of Oracle Service Networks Corporation ("Oracle") in exchange for 1.475 million shares of Sykes' common stock. Under the terms of the Agreement, the transaction was accounted for utilizing the pooling method of accounting.

         Oracle provides sophisticated call center operations including customer support and service applications as well as care management services for the healthcare and insurance industries. Oracle services a client base in the financial services, telecommunications and automotive industries and has developed integrated e-commerce solutions in providing an end-to-end customer care model. Oracle operates multi-lingual call centers on a seven day, twenty-four hour basis, located in London and Toronto, Ontario, and also in Moncton, New Brunswick.

         On November 27, 1998, Sykes acquired all of the issued and outstanding stock of TAS GmbH Nord Telemarketing und Vertriebsberatung ("TAS III") of Hannover, Germany in exchange for 587,000 shares of Sykes' common stock. Under the terms of the Agreement, the transaction was accounted for utilizing the pooling method of accounting.

2.       Pro Forma Adjustment

         The pro forma adjustment to the consolidated statement represents the consolidation of the equity accounts to reflect the number of shares of common stock outstanding.

         Sykes reduced by approximately $8.1 million the acquired in-process research and development charge previously reported in its September 30, 1998 Form 10-Q. This adjustment is not reflected in the above pro forma consolidated financial statements.